UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 21, 2009
Diebold, Incorporated
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5995 Mayfair Road, P.O. Box 3077,
North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (330) 490-4000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On April 14, 2009, Diebold, Incorporated, an Ohio corporation (the “Company”), filed a Current Report on Form 8-K announcing that the Company’s Board of Directors had approved the Company’s 1991 Equity and Performance Incentive Plan (As Amended and Restated as of April 13, 2009) (the “Plan”), and that the Compensation Committee of the Board of Directors intended to make revisions to the form equity award agreements that will be used to evidence awards made pursuant to the Plan with respect to the acceleration of the vesting of awards upon a Change in Control.
The Company’s Board of Directors has completed the revisions to the Company’s form award agreements, which are filed herewith as Exhibits 10.1 through 10.5.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Form of Nonqualified Stock Option Agreement

10.2	Form of Restricted Share Agreement

10.3	Form of RSU Agreement

10.4	Form of Performance Share Agreement

10.5	Form of Deferred Shares Agreement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIEBOLD, INCORPORATED
September 21, 2009	By:	/s/ Chad F. Hesse
		Name:	Chad F. Hesse
		Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Form of Nonqualified Stock Option Agreement

10.2	Form of Restricted Share Agreement

10.3	Form of RSU Agreement

10.4	Form of Performance Share Agreement

10.5	Form of Deferred Shares Agreement